UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2026

CitroTech Inc.
(Exact name of registrant as specified in its charter)

Wyoming	001-42983	87-2765150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 S. Fiddlers Green Cir., Suite 300

Greenwood Village, CO 80111

(Address of principal executive offices) (zip code)

(800) 401-4535

(Registrant’s telephone number, including area code)

________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CITR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 28, 2026, CitroTech Inc., a Wyoming corporation (the “Company”), entered into Stock Exchange and Stockholders Agreements (the “Exchange Agreements”) with the holders (the “Holders”) of the Company’s outstanding Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”). Pursuant to the Exchange Agreements, the Company reacquired an aggregate of 1,666,667 shares of Series A Preferred Stock. At closing, the Company issued 103,558 shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), to BoltRock Holdings, LLC (“BRH”), and agreed to issue 467,012 shares of Series C Preferred Stock to TC Special Investments LLC (“TCSI”) on the date that is 18 months after closing, unless issued earlier in connection with a change of control of the Company which, under the TCSI Exchange Agreement, includes the appointment of Theodore S. Ralston to the Company’s board of directors (collectively, the “Exchange Shares”). Following the consummation of the transactions contemplated by the Exchange Agreements, no shares of Series A Preferred Stock remain outstanding.

The Exchange Agreements contain representations, warranties and covenants and, among other things, provide the Holders with certain board designation or observer rights while they remain 10% holders, registration rights with respect to the Series C Preferred Stock, and, in the case of BRH, certain limited consent rights for a period following closing.

The foregoing description of the terms of the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Exchange Shares issued at closing and the Exchange Shares issuable pursuant to the Exchange Agreements have been registered under the Securities Act or any state securities laws. The Company relied on the exemption from registration available under Section 4(a)(2) of the Securities Act in connection with the issuance of securities pursuant to the Exchange Agreements.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Stock Exchange and Stockholders Agreement, dated May 28, 2026, by and between CitroTech Inc. and BoltRock Holdings, LLC
10.2	Stock Exchange and Stockholders Agreement, dated May 28, 2026, by and between CitroTech Inc. and TC Special Investments LLC
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CitroTech Inc.

Date: June 1, 2026	By:	/s/ Wesley J. Bolsen
	Name: Title:	Wesley J. Bolsen Chief Executive Officer

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